Prepayments and other assets	3 Months Ended
Nov. 30, 2022
Prepayments And Other Assets
Prepayments and other assets

6.	Prepayments and other assets

	November 30, 2022	August 31, 2022
Prepaid expenses	$713	$699
Commitment fees(1)	507	507
Total prepayments and other assets	$1,220	$1,206

(1)	Consists of commitment fees paid with respect to a share purchase agreement whereby the Company, at its sole discretion, has the right to sell up to $10 million of its shares over a 36-month period.